                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 20, 2001

                           M&I Auto Loan Trust 2001-1
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    333-63354                 39-0452805
----------------------------          ---------                 ----------
(State or Other Jurisdiction       (Commission File          (I.R.S. Employer
     of Incorporation)                  Number)             Identification No.)


c/o Bank One, National Association, as Indenture Trustee
--------------------------------------------------------
Global Corporate Trust Services - 13th floor
--------------------------------------------
Mail Code IL1-0481
------------------
1 Bank One Plaza, Chicago IL                                          60670-0481
----------------------------                                          ----------
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code:                 312/336-9187
                                                                    ------------

Item 5.           Other Events
                  ------------

                  On behalf of M&I Auto Loan Trust 2001-1, a Trust created pursuant to the Trust Agreement, dated August 30, 2001, by Bankers Trust as the Owner Trustee for the Trust, and Bond Securitization, L.L.C. as the Depositor. The Indenture Trustee has caused to be filed with the Commission, the Monthly Report dated November 20, 2001. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Class:
                  A-1     Notes due August 20, 2002
                  A-2     Notes due November 20, 2004
                  A-3     Notes due April 20, 2006
                  A-4     Notes due March 20, 2007
                  B       Notes due June 20, 2008

                  A.      Monthly Report Information:
                          Aggregate distribution information for the current distribution date October 22, 2001.

                              Principal         Interest        Ending Balance
                              ---------         --------        --------------

                  Cede & Co.  $18,792,214.23    $1,165,414.54   $ 311,641,983.18

                  B.      There has been no withdrawal from the Reserve Account.

                  C.      Have any deficiencies occurred? NO.
                               Date:
                               Amount:

                  D. Were any amounts paid or are any amounts payable under the a credit enhancement agreement? Not Applicable
                               Amount:

                  E.      There is no Financial Guaranty Insurance Policy.

                  F.      Item 1: Legal Proceedings:  NONE

                  G.      Item 2: Changes in Securities:  NONE

                  H.      Item 4: Submission of Matters to a Vote of Security
                          Holders:  NONE

             I.    Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:
                   NOT APPLICABLE



Item 7.  Monthly Statements and Exhibits

         Exhibit No.
         -----------
         1.  Monthly Statement to Certificateholders dated November 20, 2001

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    M&I Auto Loan Trust 2001-1



                                             By  /s/ Steven E. Charles
                                                 -------------------------------
                                             Name:    Steven E. Charles
                                             Title:   Vice President

Dated: November 20, 2001